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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 17, 2001
                Date of Report (Date of earliest event reported)

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                       TANGRAM ENTERPRISE SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                  PENNSYLVANIA
                 (State of other jurisdiction of incorporation)


               0-15454                                23-2214726
          (Commission File)              (IRS Employer Identification Number)


                              11000 Regency Parkway
                                   Suite 401,
                           Cary, North Carolina 27511

                                 (919) 653-6000
                    (Address of Principal Executive Offices)



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          (Former name of former address, if changed since last report)
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

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ITEM 9  Regulation FD Disclosure

On May 17, 2001, we issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference, with respect to the Company's announcement that it will host a conference call on Thursday, May 24, 2001 at 2:00 p.m. (EDT) to discuss the Company's 2001 Strategic Business Outlook.

The information is this report (including the exhibit) is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TANGRAM ENTERPRISE SOLUTIONS, INC.


Date:  May 17, 2001                 /s/ John N. Nelli
                                    --------------------------------------------

                                    John N. Nelli,
                                    Senior Vice President and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit No.                Exhibit Description
-----------                -------------------

99.1                       Press Release dated May 17, 2001 of Tangram
                           Enterprise Solutions, Inc.